Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. section 1350, that:

(1) The accompanying Quarterly Report on Form 10-QSB for the period ended July 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: September 12, 2003	/s/ J. RUSSELL DUNCAN
J. Russell Duncan
Chief Executive Officer

Date: September 12, 2003	/s/ DENNIS J. STEVERMER
Dennis J. Stevermer
Chief Financial Officer